Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Spectra Science, Inc. 1991 Stock Option Plan of our report dated March 16, 1995, with respect to the financial statements included in its Annual Report (Form 10-KSB) for the year ended December 31, 1994, filed with the Securities and Exchange Commission.


                                              /s/ Ernst & Young LLP


Minneapolis, Minnesota
September 27, 1995